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                                                                   Exhibit 10.30

                           AMENDMENT No. 1 TO CHANGE
                             IN CONTROL AGREEMENT



AMENDMENT, dated as of October 19, 2000, to that certain Change in Control Agreement, dated May 12, 2000, 2000 (the "Agreement") by and between Paul H. Bristow (the "Executive") and eFunds Corporation, a Delaware corporation (the "Company").

WHEREAS, the Company and the Executive desire to amend the Agreement as hereinafter set forth to eliminate certain technical ambiguities therein.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     I.   Amendment
          ---------

          Section I(C)(1) of the Agreement is hereby amended to delete the words:

            ", other than a Person or group of Persons who are, or would be if the securities of the Company were registered pursuant to Section 12 of the Exchange Act, entitled to report their ownership of the Company's securities on a Schedule 13G in lieu of a Schedule 13D (but only during such time as such Person or group of Persons remain eligible to use such Schedule 13g),"


IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.


eFunds Corporation                Executive



By:/s/ John A. Blanchard III      By:/s/ Paul H. Bristow
   --------------------------        ---------------------
   John A. Blanchard III             Paul H. Bristow
Its: Chief Executive Officer